UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2020

Diamond S Shipping Inc.

(Exact name of registrant as specified in charter)

Republic of the Marshall Islands	1-38771	94-1480128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Benedict Place, Greenwich, CT		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 413-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.001 par value per share	DSSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 15, 2020, Diamond S Shipping Inc. (the “Company”) entered into a Joint Strategic Agreement (the “DiaNor Strategic Agreement”) with Dampskibsselskabet “Norden” A/S (“Norden”), creating a strategic partnership with the purpose of facilitating the commercial consolidation of the product tanker industry. Pursuant to the DiaNor Strategic Agreement, the Company has agreed to initially contribute 28 of its MR vessels to the Norient Product Pool (the “Pool”). During the term of the DiaNor Strategic Agreement, the Company and Norden have agreed to use commercially reasonable efforts to identify new projects in the product tanker industry that they may, but are under no obligation to, jointly pursue and develop. The DiaNor Strategic Agreement will terminate upon the occurrence of certain events, including when the Company no longer has vessels operating in the Pool.

Certain of the Company’s wholly-owned subsidiaries that own the vessels that are being contributed to the Pool have entered into a Commercial Management Agreement with Norient Product Pool Aps (the “Managers”), pursuant to which the Managers will provide for the commercial management of the Company’s vessels that are contributed to the Pool.

The press release of the Company and Norden, announcing the strategic partnership, is furnished as Exhibit 99.1 to this report. The information contained in this item 8.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated June 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2020	DIAMOND S SHIPPING INC.

	By:	/s/ Lorraine Annucci
Name: Lorraine Annucci Title: VP Accounting